Exhibit 10.1

AMENDMENT AGREEMENT NO. 5

This AMENDMENT AGREEMENT NO. 5 (this “Agreement”), dated as of August 4, 2021, is made by and among AP Gaming Holdings, LLC, a Delaware limited liability company (“Holdings”), AP Gaming I, LLC, a Delaware limited liability company (the “Borrower”), each “Subsidiary Loan Party” listed on the signature pages hereto (each, a “Subsidiary Loan Party” and, collectively, jointly and severally, the “Subsidiary Loan Parties”), Jefferies Finance LLC, as Administrative Agent under the Existing Credit Agreement (as defined below) (the “Administrative Agent”), Swingline Lender and an Issuing Bank, and each of the Lenders and Issuing Banks party hereto. Capitalized terms which are used in this Agreement without definition and which are defined in the Existing Credit Agreement shall have the same meanings herein as in the Existing Credit Agreement.

PRELIMINARY STATEMENTS:

(1)        Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement, dated as of June 6, 2017 (as amended on December 6, 2017, as amended and restated on February 7, 2018, as amended and restated as of October 5, 2018, as amended as of August 30, 2019, as amended and restated on May 1, 2020, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

(2)        The Borrower has  requested that  the  Revolving Facility  Lenders amend the Existing Credit Agreement to extend the Revolving Facility Maturity Date and the Revolving Facility Lenders are willing to amend the Existing Credit Agreement on the terms and conditions set forth herein.

(3)        The Administrative Agent, Holdings, the Borrower and the Revolving Facility Lenders desire to memorialize the terms of this Agreement by amending, in accordance with Section 9.08(b) of the Existing Credit Agreement, the Existing Credit Agreement as set forth below, such amendment to become effective on the 2021 Effective Date (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective  on  and  as  of  the  2021  Effective  Date,  subject  to  the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)        The following defined terms shall be amended and restated in their entirety as follows:

““Revolving Facility Maturity Date” shall mean (a) with respect to the Revolving Facility Commitments in effect on the 2021 Effective Date, November 6, 2023, and (b) with respect to any other Classes of Revolving Facility Commitments, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.”

(b)                    The following new defined terms shall be added in the appropriate alphabetical order:

“2021 Amendment Agreement” shall mean that certain Amendment Agreement No. 5, dated as of August 4, 2021, by and among Holdings, the Borrower, the Subsidiary Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“2021 Effective Date” shall have the meaning assigned to the term “2021 Effective Date” in the 2021 Amendment Agreement.

SECTION 2. Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the 2021 Effective Date that:

(a)  this Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b) the  representations and  warranties  of  the  Borrower  and  each  other  Loan  Party contained in the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the 2021 Effective Date with the same effect as though made on the 2021 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)  after giving effect to this Agreement, the execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of this Agreement and the Amended Credit Agreement (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles  of  incorporation or  other constitutive documents (including any  partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party  or  (D)  any  provision of  any  indenture, certificate  of  designation for  preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (y) be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (x) or (y) of this clause (c), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) result in the creation or imposition of any Lien upon or with respect to (1) any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens, or (2) any Equity Interests of the Borrower now owned or hereafter acquired by Holdings, other than Liens created by the Loan Documents or Liens not prohibited by Section 6.02 of the Amended Credit Agreement; and

(d) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred or is continuing.

SECTION 3. Conditions to Amendments. The effectiveness of the amendments to the Existing Credit Agreement set forth in Section 1 is subject to the satisfaction (or waiver by the Revolving Facility Lenders) of the following conditions (the date of such satisfaction or waiver, the “2021 Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received (i) from each Revolving Facility Lender, (ii) from the Swingline Lender, (iii) from each Issuing Bank and (iv) from each of Holdings, the Borrower and the Subsidiary Loan Parties, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the 2021 Effective Date:

(i)         either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization (to the extent such concept or a similar concept exists under the laws of such jurisdiction and such certificates are available on a timely basis from such jurisdiction) or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since May 1, 2020 (the “Prior Amendment Closing Date”),

(ii)        attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction and such certificates are available on a timely basis from such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official),

(iii)       either (x) certifying that attached thereto is a true and complete copy of the by- laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the 2021 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the Prior Amendment Closing Date,

(iv)       certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents executed in connection with this Agreement to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the 2021 Effective Date,

(v)        either (x) certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party or (y) with respect to any Loan Party other than Borrower or Holdings, certifying that there have been no changes to the incumbency of such Loan Party since the Prior Amendment Closing Date, and

(vi)       certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.

(c)  The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower dated as of the 2021 Effective Date to the effect set forth in Sections 2(b) and 2(d) hereof.

(d) The Administrative Agent shall have received all fees payable thereto, on or prior to the 2021 Effective Date and reimbursement or payment of all reasonable and documented out-of- pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the 2021 Effective Date.

SECTION 4. Consent and Affirmation of the Loan Parties. Each of the Loan Parties, in its capacity as a guarantor under the Subsidiary Guarantee Agreement or Holdings Guarantee and Pledge Agreement, as applicable, and a pledgor under the other Security Documents to which it is a party, hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that each of the Subsidiary Guarantee Agreement and the other Security Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the 2021 Effective Date, except that, on and after the 2021 Effective Date, each reference to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Agreement (the “Amended Credit Agreement”) and (ii) confirms that the Security Documents to which each of the Loan Parties is a party and all of the Liens on Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 5. Reference to and Effect on the Loan Documents.

(a) On and after the 2021 Effective Date, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the 2021 Effective Date, this Agreement shall be a Loan Document under the Existing Credit Agreement and the Amended Credit Agreement.

(b) The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit  Agreement. Without limiting  the  generality of  the  foregoing, the  Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

(c)  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limiting the generality of the foregoing, the Borrower and each other Loan Party hereby (i) agrees that, for all purposes, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

SECTION 7. Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Revolving Facility Lenders.   The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Governing Law; Etc.

(a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND  GOVERNED BY  THE  LAWS OF  THE STATE OF  NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 9.              No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein.   This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 10.   Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS:

AP GAMING HOLDINGS, LLC, a Delaware limited liability company
By: /s/ David Lopez

______________________________
Name: David Lopez
Title: Chief Executive Officer, President and Secretary

BORROWER:

AP GAMING I, LLC, a Delaware limited liability company

By: /s/ David Lopez

______________________________
Name: David Lopez
Title: Chief Executive Officer, President and Secretary

SUBSIDIARY LOAN PARTIES:

AP GAMING II, INC., a Delaware corporation
AP GAMING ACQUISITION, LLC, a Delaware limited liability company
AGS CAPITAL, LLC, a Delaware limited liability company
AGS LLC, a Delaware limited liability company
AGS CJ CORPORATION, a Delaware Corporation
AGS CJ HOLDINGS CORPORATION, a Delaware corporation
CADILLAC JACK, INC., a Georgia corporation

By: /s/ David Lopez

______________________________
Name: David Lopez
Title: Chief Executive Officer, President and Secretary

[Amendment Agreement No. 5]

JEFFERIES FINANCE LLC, as Administrative Agent, a Revolving Facility Lender, Swingline Lender and an Issuing Bank

By: /s/ Paul Chisholm

______________________________
Name: Paul Chisholm
Title: Managing Director

MACQUARIE CAPITAL FUNDING LLC, as a Revolving Facility Lender and Issuing Bank

By: /s/ Lisa Grushkin

______________________________

Name: Lisa Grushkin
Title: Authorized Signatory

By: /s/ Ayesha Farooqi

______________________________
Name: Ayesha Farooqi
Title: Authorized Signatory

[Amendment Agreement No. 5]